UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 31, 2008

Date of Report (Date of earliest event reported)

Peplin, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-53410	26-0641830
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6475 Christie Avenue

Emeryville, CA 94608

(Address of principal executive offices) (Zip Code)

(510) 653-9700

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On October 31, 2008, Peplin, Inc. (the “Company”), filed a quarterly report with the Australian Securities Exchange (the “ASX”) on Appendix 4C, disclosing certain financial information regarding the Company as of the three month period ended September 30, 2008. A copy of the filing is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety into this Item 2.02. The filing was also publicly available, when filed, on the ASX’s website at www.asx.com.au.

The information furnished in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Appendix 4C filed with the Australian Securities Exchange, dated October 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPLIN, INC. (Registrant)

Date: November 26, 2008	By:	/s/ Thomas Wiggans
	Name:	Thomas Wiggans
	Title:	Chief Executive Officer

99.1	Appendix 4C filed with the Australian Securities Exchange, dated October 31, 2008.